DundeeWealth Funds

Dynamic Contrarian Advantage Fund

Class I Shares (Ticker: DWGVX)

Class II Shares (Ticker: DWGWX)

Institutional Shares

(the “Fund”)

Supplement Dated August 2, 2013 to the Summary Prospectus, Statutory Prospectus and

Statement of Additional Information of the Fund Each Dated February 1, 2013

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

Important Notice Regarding LIQUIDATION OF THE FUND

On August 1, 2013, the Board of Trustees of DundeeWealth Funds approved a Plan of Liquidation for the Fund (the “Plan”). Pursuant to the Plan, the Fund will be liquidated and terminated effective September 3, 2013. Prior to September 3, 2013, Fund shareholders may redeem their investment or exchange into another DundeeWealth Fund. All shareholders remaining in the Fund on September 3, 2013 will be liquidated and the proceeds sent to the address of record. In connection with the implementation of the Plan, the Fund will be closed to new investment effective August 2, 2013.

Please keep this Supplement with your records.